UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2010
Northfield Bancorp, Inc.
(Exact name of registrant as specified in its charter)

United States	1-33732	42-1572539

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1410 St. Georges Avenue, Avenel, New Jersey	07001

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(732) 499-7200
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01	Other Events.
On November 8, 2010, Northfield Bancorp, Inc., (the “Company”) issued a press release announcing that it will be participating in the Sandler O’Neill + Partners, L.P., 2010 East Coast Financial Services Conference on November 11, 2010, at 7:45 a.m., Eastern Time.
A simultaneous webcast of the Company’s presentation will be available through the following link: http://www.sandleroneill.com. On the Conferences button, select Register to View Webcast, under the East Coast Financial Services Conference heading. The link to the webcast will be available until December 12, 2010. The presentation will also be available via audio conference on November 11th by calling: 877-253-8059, Passcode: “8309199648#.” A link to the slide presentation will also be available through Northfield Bancorp, Inc.’s Investor Relations website located at www.eNorthfield.com, beginning after 5:00 p.m. Eastern Time on November 10, 2010. The presentation will be available until December 10, 2010.

Item 9.01	Financial Statements and Exhibits.
No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

Exhibit No.	Description
99.1	Press release dated November 8, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHFIELD BANCORP, INC.
DATE: November 8, 2010	By:	/s/ Steven M. Klein
Steven M. Klein
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated November 8, 2010